--------------------------------------------------------------------------------
                       Office of the United States Trustee
                                  Exhibit 99.14
--------------------------------------------------------------------------------

------------------------------------       -------------------------------------
In re:                                     DEBTOR IN POSSESSION OPERATING REPORT
USA BIOMASS CORPORATION, INC.

                                           Report Number: 17         Page 1 of 3


                      Debtor.              For the period FROM: April 1, 2002
                                                         TO:    April 31, 2002
-----------------------------------        -------------------------------------
Chapter 11 Case No: LA 00-44126 ES
-----------------------------------        -------------------------------------

1.   Profit and Loss Statement (Accrual Basis Only        ($000's))
     A.  Related to Business Operations:
         Gross Sales
                                                                          --------------------
         Less: Sales Returns and Discounts   (Bad Debts included)
                                                                          --------------------
              Net Sales
                                                                                               --------------------
         Less: Cost of Goods Sold:
         Beginning Inventory at Cost
                                                                          --------------------
         Add: Purchases
                                                                          --------------------
         Less: Ending Inventory at Cost
                                                                          --------------------
              Cost of Goods Sold
                                                                                               --------------------
                  Gross Profit
                                                                                                                    ----------------
                  Other Operating Revenues (Specify)
                                                                                                                    ----------------
         Less: Operating Expenses:
         Officer Compensation
                                                                          --------------------
         Salaries and Wages - Other Employees
                                                                          --------------------
              Total Salaries and Wages
                                                                                               --------------------
              Employee Benefits and Pensions
                                                                                               --------------------
         Payroll Taxes
                                                                          --------------------
         Real Estate Taxes
                                                                          --------------------
         Federal and State Income Taxes
                                                                          --------------------
              Total Taxes
                                                                                               --------------------
         Rent and Lease Exp. (Real Property and Personal Property)
                                                                          --------------------
         Interest Expense (Mortgage, Loan, etc.)
                                                                          --------------------
         Insurance
                                                                          --------------------
         Automobile Expense
                                                                          --------------------
         Utilities (Gas, Electricity, Water, Telephone, etc.)
                                                                          --------------------
         Depreciation and Amortization
                                                                          --------------------
         Repairs and Maintenance
                                                                          --------------------
         Advertising    (In cost of sales)
                                                                          --------------------
         Supplies, Office Expenses, Photocopies, etc.
                                                                          --------------------
         Bad Debts
                                                                          --------------------
         Miscellaneous Operating Expenses (Specify)
                                                                          --------------------
              Total Operating Expenses
                                                                                               --------------------
                  Net Gain/Loss from Business Operations
                                                                                                                    ----------------
     B.  Not Related to Business Operations:
         Income:
              Interest Income
                                                                                               --------------------
              Other Non-Operating Revenues (Specify)
                                                                                               --------------------
              Gross Proceeds on Sale of Assets
                                                                          --------------------
              Less: Original Cost of Assets plus Expenses of Sale
                                                                          --------------------
                  Net Gain/Loss of Sale of Assets
                                                                                               --------------------
              Total Non-Operating Income   Sales Tax Refund
                                                                                                                    ----------------
         Expenses Not Related to Business Operations:
              Legal and Professional Fees (Specify)  See page 3, #7
                                                                                               --------------------
              Other Non-Operating Expenses (Specify)BarDateNtc
                                                                                               --------------------
              Total Non-Operating Expenses
                                                                                                                    ----------------
     NET INCOME / LOSS FOR PERIOD
                                                                                                                    ----------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 17          Page 2 of 3
--------------------------------------------------------------------------------
2. Aging of Accounts Payable and Accounts Receivable (exclude pre-petition accounts payable):

                                      Accounts Payable       Accounts Receivable
                                      ----------------       -------------------


         Current     Under 30 Days    $                      $
         Overdue     31 - 60 Days
         Overdue     61 - 90 Days
         Overdue     91 - 120 Days
         Overdue     Over 121 Days
         TOTAL                        $See attachment        $See attachment
                                      ----------------       -------------------


3.       State of Status of Payments to Secured Creditors and Lessors:

                          Frequency                              Post-Petition
                       of Payments Per     Amount      Next   Payments Not Made*
          Creditor/   Contract / Lease     of Each   Payment
          Lessor      (i.e., mo., qtr.)    Payment     Due       Number Amount
          ------      -----------------    -------     ---       -------------
          See attachment


         *Explanation for Non-Payment: Per Stipulation with Volvo an extra half payment was made in March
                                       -----------------------------------------

4.       Tax Liability:
                   Gross Payroll Expense for Period:            $ See attachment
                                                                ----------------
                   Gross Sales for Period Subject to Sales Tax  $   0.00
                                                                ----------------

                                                                  Post-Petition
                                                                    taxes Still
                                          Date Paid   Amount Paid*     Owing
                                          ---------   ------------     -----
   Federal Payroll and Withholding Taxes           See attachment See attachment
   State Payroll and Withholding Taxes             See attachment See attachment
   State Sales and Use Taxes              None
   Real Property Taxes*****                        See attachment

    ****Includes personal property tax     * Attach photocopies of depository
                                             receipts from taxing authorities or
                                             financial institutions to verify
                                             that such deposits or payments have
                                             been made.

5.       Insurance Coverage:                   Carrier /         Amount       Policy             Premium
                                                 Agent             of       Expiration        Paid Through
                                                  Name          Coverage       Date               Date
                                             -----------  ----------------- --------------- ------------------
         Worker's Compensation                    SEE    ATTACHMENT
         Liability
         Fire and Extended Coverage
         Property
         Theft
         Life (Beneficiary:         )
                           ---------
         Vehicle
         Other (Specify):
                         ----------------
                     Umbrella Liability
          -------------------------------

--------------------------------------------------------------------------------
             DEBTOR IN POSSESSION OPERATING REPORT NO: 17            Page 3 of 3
--------------------------------------------------------------------------------


6.       Questions:


         A. Has the Debtor in Possession provided compensation to any officers, directors, shareholders, or other principals without the approval of the Office of the United States Trustee?


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


         B. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its pre-petition unsecured debt, except as have been authorized by the Court:


                  Yes     Explain:
               ---                 ---------------------------------------------
                X No
               ---                 ---------------------------------------------


7.       Statement of Unpaid Professional Fees (Post-Petition Amounts Only)


                                    State Type of                 Total Post-
                                    Professional               Petition Amount
     Name of Professional     (Attorney/Accountant/etc.)            Unpaid
--------------------------------------------------------------------------------
Irell & Manella LLP               Attorney                      See attachment
--------------------------------------------------------------------------------


8. Narrative Report of Significant Events and Events out of the Ordinary Course of Business: (Attach separate sheet if necessary)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



9.       Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
             Quarterly            Total                                                                                  Quarterly
               Period         Disbursements       Quarterly           Date             Amount            Check           Fee Still
               Ending          For Quarter           Fee              Paid              Paid              No.              Owing
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         December  2000      $   398,138.50    $  3,750.00      Feb 9,2001         $  3,750.00      1289              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         March 2001          $ 2,413,400       $  7,500.00      May 3,2001         $  7,500.00      1714              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         June 2001           $ 2,906,005       $  7,500.00      Oct 8, 2001        $  7,500.00      2515              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------
         Sept 2001           $ 3,628,778       $  8,000.00      Nov 16,2001        $  8,000.00      2743              None
         Dec 2001            $ 3,212,982       $  8,000.00      Feb 6, 2002        $  8,000.00      3164              None
         ------------------- ----------------- ---------------- ----------------- ----------------- ----------------- --------------

I, (Name/Title: Eugene Tidgewell, Vice President), declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.


Dated:   June 4,  2002
         ----------------------
                                                 /s/ Eugene W. Tidgewell
                                                 -------------------------------
                                                 Debtor in Possession or Trustee

                                   USA BIOMASS
                                  PROFIT & LOSS
                                   APRIL 2002


                                                                     Apr 02
                                                                 -------------
      Ordinary Income/Expense
              Income
                  4000-TRANSPORTATION                              932,603.31
                                                                 -------------
              Total Income                                         932,603.31

              Cost of Goods Sold
                  5005-DAMAGE OUTSIDE VEHICLES                       1,397.99
                  5007-DISPOSAL FEES                                23,826.33
                  5200-DRIVER COST
                      5210-DRIVER WAGES                            185,500.86
                      5220-DRIVER PAYROLL TAXES                     14,267.18
                      5230-DRIVER INJURY                             1,703.40
                      5240-DRIVER SUPPLIES                             915.25
                      5250-DRIVER UNIFORMS                             331.68
                      5260-DRUG TESTS                                   30.00
                                                                 -------------
                  Total 5200-DRIVER COST                           202,748.37

                  5300-INSURANCE
                      5310-MEDICAL                                  17,017.32
                      5320-LIABILITY                                73,901.90
                      5330-WORKERS' COMPENSATION                    85,649.11
                                                                 -------------
                  Total 5300-INSURANCE                             176,568.33

                  5350-GREENWASTE PAYROLL COSTS
                      5351-WAGES                                    31,508.48
                      5352-PAYROLL TAXES                             2,750.73
                      5353-UNIFORMS                                    783.00
                                                                 -------------
                  Total 5350-GREENWASTE PAYROLL COSTS               35,042.21

                  5410-EQUIPMENT RENTAL                              3,700.00
                  5500-FUEL                                        117,181.97
                  5600-REGISTRATION                                 11,327.17
                  5700-REPAIR & MAINTENANCE
                      5710-MECHANIC WAGES                           46,032.36
                      5715-PAYROLL TAXES - MECHANIC                  3,518.14
                      5720-TIRES                                    24,244.84
                      5725-TIRE SERVICE                              1,749.86
                      5730-TRUCK MAINTENANCE                            48.14
                      5735-TRUCK REPAIR- PARTS                      42,225.46
                      5745-TRAILER REPAIRS                             668.59
                      5750-TRUCK WASH                                4,819.00
                      5700-REPAIR & MAINTENANCE - Other                  0.00
                                                                 -------------
                  Total 5700-REPAIR & MAINTENANCE                  123,306.39

                  5850-TICKET                                        3,741.00
                  5900-TOWING                                        2,665.00
                                                                 -------------
              Total COGS                                           701,504.76
                                                                 -------------
          Gross Profit                                             231,098.55

                                   USA BIOMASS
                                  PROFIT & LOSS
                                   APRIL 2002


                                                                     Apr 02
                                                                 -------------

              Expense
                  6005-ADMINISTRATIVE EXPENSES                           0.00
                  6020-AUTO EXPENSES
                      6021-ALLOWANCE                                 1,500.00
                      6022-GAS & OIL                                 1,258.07
                      6023-REPAIR & MAINTENANCE                        633.22
                                                                 -------------
                  Total 6020-AUTO EXPENSES                           3,391.29

                  6050-BANK CHARGES                                    301.29
                  6110-CORPORATE ALLOCATION                              0.00
                  6200-DUES AND SUBSCRIPTIONS                        3,414.12
                  6250-EXPENSE REIMBURSEMENT                           444.90
                  6501-POST PETITION LEGAL FEES                     82,311.10
                  6510-MAINTENANCE                                   3,737.99
                  6530-MEDICAL INSURANCE                              -761.70
                  6550-OFFICE FORMS                                    568.80
                  6560-OFFICE MAINTENANCE                              214.00
                  6570-OFFICE SUPPLIES                               2,784.29
                  6580-OFFICE WAGES                                 32,535.74
                  6585-PAYROLL TAXES - OFFICE                        3,077.28
                  6650-OUTSIDE SERVICES - CORPORATE                     13.95
                  6700-PERMITS                                           0.00
                  6710-POSTAGE & DELIVERY                            1,522.96
                  6730-PROPERTY TAXES                                7,283.00
                  6740-SECURITY WAGES                                1,700.00
                  6745-PAYROLL TAXES - SECURITY                        161.53
                  6750-SUPERVISORS                                  17,468.81
                  6755-PAYROLL TAXES - SUPERVISORS                   1,323.01
                  6756-RENT                                         13,740.00
                  6850-TRAVEL & ENTERTAINMENT
                      6852-LODGING                                   1,085.00
                      6853-MEALS                                       818.35
                                                                 -------------
                  Total 6850-TRAVEL & ENTERTAINMENT                  1,903.35

                  6900-UTILITIES
                      6920-ELECTRIC                                  1,958.26
                      6930-GAS                                         172.98
                      6940-TELEPHONE                                 2,775.37
                      6950-WATER                                       679.38
                      6960-WASTE                                     1,114.12
                      6970-PEST CONTROL                                 70.00
                                                                 -------------
                  Total 6900-UTILITIES                               6,770.11

                  6999-UNCATEGORIZED EXPENSES                            0.00
                                                                 -------------
              Total Expense                                        183,905.82
                                                                 -------------

      Net Ordinary Income                                           47,192.73

      Other Income/Expense

                                   USA BIOMASS
                                  PROFIT & LOSS
                                   APRIL 2002


                                                                     Apr 02
                                                                 -------------

          Other Income
              7000-OTHER INCOME
                  7020-RENTAL INCOME                                   900.41
                                                                 -------------
              Total 7000-OTHER INCOME                                  900.41
                                                                 -------------

          Total Other Income                                           900.41

          Other Expense
              8500-DEBT SERVICE
                  8515-BANCO POPULAR LOC                             2,904.67
                  8516-BANCO POPULAR MTG                             8,098.00
                  8518-CASE CREDIT CORPORATION                      12,624.19
                  8520-CIT                                           7,783.44
                  8530-GE CAPITAL FLEET SERVICES                       952.81
                  8540-GENERAL MOTORS ACCEPTANCE                       413.32
                  8545-INTERNAL REVENUE SERVICE                      1,800.00
                  8550-LEE FINANCIAL SERVICES                       18,540.60
                  8555-PROVIDENT BANK LOC                            1,655.92
                  8560-THE ASSOCIATES                               43,149.09
                  8570-SUNSET                                        8,900.00
                  8580-VOLVO COMMERCIAL FINANCE                          0.00
                  8500-DEBT SERVICE - Other                              0.00
                                                                 -------------
              Total 8500-DEBT SERVICE                              106,822.04
                                                                 -------------

          Total Other Expense                                      106,822.04
                                                                 -------------

      Net Other Income                                            -105,921.63
                                                                 -------------

Net Income                                                         -58,728.90
                                                                 =============

                                   USA BIOMASS
                                A/R AGING SUMMARY
                              AS OF APRIL 30, 2002

                                                 Current       1 - 30         31 - 60       61 - 90         > 90           TOTAL
                                                -----------  ------------   ------------   -----------   -----------   -------------
ALLIED                                            7,020.95    159,548.46      32,341.20          0.00          0.00       198,910.61
ARBOR CARE                                          198.04        787.15           0.00          0.00          0.00           985.19
ASPLUNDH                                          4,812.23      1,925.13       1,500.31          0.00      5,369.92        13,607.59
B&L LANDSCAPE & NURSERIES INC.                       15.00        262.92         105.58         55.77        178.88           618.15
BFI CENTRAL                                      -6,742.20    133,377.01      43,163.93          0.00     62,273.05       232,071.79
BURRTEC                                          51,944.39          0.00           0.00          0.00          0.00        51,944.39
BURRTEC / Riverside                              18,691.95          0.00           0.00          0.00          0.00        18,691.95
CALIFORNIA ARBORIST                                 690.07      2,308.06       1,287.10      1,488.59      5,036.00        10,809.82
CLAREMONT                                         9,507.95      5,880.11           0.00          0.00          0.00        15,388.06
COAST                                            14,094.76    180,856.91           0.00          0.00          0.00       194,951.67
COUNTY SANITATION LA                             26,930.89          0.00           0.00          0.00          0.00        26,930.89
CRT                                               1,745.00     17,555.00           0.00          0.00          0.00        19,300.00
DART                                                800.00     10,300.00           0.00          0.00          0.00        11,100.00
DMS LANDSCAPE SERVICES                              691.40          0.00          33.93          0.00          0.00           725.33
ECONOMY                                             537.61      1,036.56           0.00          0.00          0.00         1,574.17
JACKSON DISPOSAL                                    197.73        174.33           0.00          0.00          0.00           372.06
LANDSCAPE MANAGEMENT SERVICES                       143.03         68.20          12.01          0.00          0.00           223.24
MARIPOSA                                          1,942.99          0.00           0.00          0.00          0.00         1,942.99
MAYFIELD ENTERPRISES                                114.17          0.00           0.00          0.00          0.00           114.17
ORGANIC RECYCLING COMPANY                             0.00          0.00           0.00          0.00      2,565.00         2,565.00
PARK LANDSCAPE MAINTENANCE INC.                     136.88          0.00           0.00          0.00          0.00           136.88
PLANTS CHOICE                                       270.00        765.00         275.00          0.00          0.00         1,310.00
POTENTIAL                                        97,190.00     18,940.00           0.00          0.00          0.00       116,130.00
QUALITY                                               0.00          0.00           0.00     16,170.00     83,985.00       100,155.00
SANTA FE SPRINGS                                    103.46          0.00           0.00          0.00          0.00           103.46
STONETREE LANDSCAPE                                 418.55        100.01           0.00          0.00          0.00           518.56
SUNSET                                           82,778.91    149,316.49      65,341.85          0.00          0.00       297,437.25
TOTAL LANSCAPE MAINTENANCE                        1,314.66          0.00           0.00          0.00          0.00         1,314.66
URBAN TREE CARE, INC.                               234.88        436.16         854.43          0.00          0.00         1,525.47
WASTE MANAGEMENT OF THE INLAND EMPIRE            54,650.78          0.00           0.00          0.00          0.00        54,650.78
WEST VALLEY MRF. LLC.                            13,724.99      1,121.52           0.00          0.00          0.00        14,846.51
WHITTIER                                          1,457.97          0.00           0.00          0.00          0.00         1,457.97
YUKON                                             6,050.25          0.00           0.00          0.00          0.00         6,050.25
                                                -----------  ------------   ------------   -----------   -----------   -------------
TOTAL                                           391,667.29    684,759.02     144,915.34     17,714.36    159,407.85     1,398,463.86
                                                ===========  ============   ============   ===========   ===========   =============

                                   USA BIOMASS
                                A/P AGING SUMMARY
                              AS OF APRIL 30, 2002


                                                Current         1 - 30        31 - 60       61 - 90         > 90           TOTAL
                                               -----------    -----------   ------------   -----------   ------------   ------------
@ROAD, Inc.                                          0.00           0.00           0.00      6,315.00      11,028.00       17,343.00
A-1 COAST TEMP SERVICE                               0.00          75.65           0.00          0.00           0.00           75.65
ABLE SCALE REPAIR                                2,084.20           0.00           0.00          0.00           0.00        2,084.20
AIRCO FILTER SALES & SERVICE, INC.                   0.00         250.58           0.00          0.00           0.00          250.58
AIRGAS - WEST                                        0.00           0.00           0.00          0.00         132.60          132.60
AMCOM INSURANCE SERVICES, Inc.                  46,400.00           0.00           0.00          0.00           0.00       46,400.00
AMERICAN LICENSING SERVICES                          0.00         280.00           0.00          0.00           0.00          280.00
AMERIPRIDE UNIFORMS, Inc.                          331.68         770.52         457.08          0.00           0.00        1,559.28
ARROWHEAD MOUNTAIN SPRING WATER                     97.87           0.00           0.00          0.00           0.00           97.87
ASSOCIATES Dallas                                    0.00      19,872.07           0.00          0.00           0.00       19,872.07
ASSOCIATES Illinois                                  0.00       6,684.44      10,474.43          0.00      59,026.17       76,185.04
AT&T                                                 0.00          50.36           0.00          0.00           0.00           50.36
BANCO POPULAR                                    2,904.67       8,098.00           0.00          0.00           0.00       11,002.67
BEHAVIOR RESEARCH                                    0.00         280.00           0.00          0.00           0.00          280.00
BOWMAN DISTRIBUTION                                  0.00       5,392.26           0.00          0.00           0.00        5,392.26
BREA GREEN RECYCLING                                 0.00       2,308.78           0.00          0.00           0.00        2,308.78
BURRTEC MID VALLEY                              16,334.00      11,069.07           0.00          0.00           0.00       27,403.07
C & R TIRES & SERVICES, Inc.                         0.00         419.26         896.33          0.00           0.00        1,315.59
CALIFORNIA CONTRACTOR'S SUPPLIES, INC.             881.63           0.00           0.00          0.00           0.00          881.63
CAPITAL ONE, F.S.B.                                290.98           0.00           0.00          0.00           0.00          290.98
CARMENITA TRUCK CENTER                               0.00          95.17           0.00          0.00           0.00           95.17
CASE CREDIT CORPORATION                              0.00      12,624.19           0.00          0.00           0.00       12,624.19
CERTIFIED LABOROATORIES                              0.00         259.21           0.00          0.00           0.00          259.21
CIT GROUP/EF 54224                                   0.00       6,222.34           0.00          0.00           0.00        6,222.34
CIT GROUP/EF 55603                                   0.00       1,561.10           0.00          0.00           0.00        1,561.10
CITY TERRACE SERVICE INC.                            0.00       2,415.00           0.00          0.00           0.00        2,415.00
COLONIAL LIFE & ACCIDENT INSURANCE CO.               0.00       2,563.12       2,640.40          0.00           0.00        5,203.52
COMPLETE TRUCK WAREHOUSE                           116.26         178.98           0.00          0.00           0.00          295.24
COPIER SERVICE                                       0.00           0.00          81.00          0.00           0.00           81.00
COPYSCAN, INC.                                       0.00           0.00       1,004.66          0.00           0.00        1,004.66
COSBY OIL COMPANY, Inc.                          5,652.98       8,793.18       2,563.07          0.00           0.00       17,009.23
COURT TRUSTEE                                        0.00         288.45           0.00          0.00           0.00          288.45
CSC                                                  0.00           0.00           0.00          0.00         530.00          530.00
DEPARTMENT OF CALIFORNIA HIGHWAY PATROL              0.00         400.00           0.00          0.00           0.00          400.00
DEPARTMENT OF TRANSPORTATION                         0.00           0.00       2,069.05          0.00           0.00        2,069.05
DMV - OUTSTANDING BALANCE                            0.00          53.00           0.00          0.00           0.00           53.00

                                   USA BIOMASS
                                A/P AGING SUMMARY
                              AS OF APRIL 30, 2002


                                                Current         1 - 30        31 - 60       61 - 90         > 90           TOTAL
                                               -----------    -----------   ------------   -----------   ------------   ------------
EAGLE RADIATOR SERVICE                               0.00         150.00         350.00          0.00           0.00          500.00
EAST COUNTY URGENT CARE                              0.00           0.00           0.00          0.00         433.30          433.30
ESGAR E. CAMPOS                                  1,661.14       3,378.00           0.00          0.00           0.00        5,039.14
FIVE STAR GAS AND GEAR                             578.56         288.69           0.00          0.00           0.00          867.25
FONTANA WATER COMPANY                              284.40           0.00           0.00          0.00           0.00          284.40
GAS COMPANY                                          7.23           0.00           0.00          0.00           0.00            7.23
GE CAPITAL FLEET SERVICES                            0.00         952.81           0.00          0.00           0.00          952.81
GEORGE R. FARQUAR                                    0.00           0.00           0.00          0.00       4,962.00        4,962.00
GMAC FINANCIAL SERVICES                              0.00         413.32           0.00          0.00           0.00          413.32
GREGORY M. JONES                                 6,084.44           0.00           0.00          0.00           0.00        6,084.44
GREYSTONE HEALTH SCIENCES CORP                       7.00           0.00           0.00          0.00           0.00            7.00
HENRY VIRAMONTES                                     0.00           0.00           0.00      6,710.00           0.00        6,710.00
HERNANDEZ BROTHERS TRUCK WASH                        0.00       1,642.00           0.00          0.00           0.00        1,642.00
HYDRAFORCE, Inc.                                     0.00           0.00           0.00          0.00       1,506.85        1,506.85
IBEX FINANCIAL SERVICES, Inc.                    3,272.50      13,885.32           0.00          0.00           0.00       17,157.82
INTERNAL REVENUE SERVICE                             0.00         490.20           0.00      4,904.45           0.00        5,394.65
IPC                                                  0.00           0.00           0.00         91.20           0.00           91.20
IRELL & MANELLA LLP                            152,189.40         561.40     215,084.76          0.00     492,424.00      860,259.56
J.M. TRUCK TIRE SERVICE                              0.00       1,255.60           0.00          0.00           0.00        1,255.60
JENNIFER I. RODRIGUEZ--Petty Cash                    0.00       1,005.56           0.00          0.00           0.00        1,005.56
JUDITH M. CANNAVO                                    0.00           0.00           0.00          0.00       4,378.40        4,378.40
LEE FINANCIAL SERVICES                               0.00      18,540.60           0.00          0.00           0.00       18,540.60
LEVENE,NEALE,BENDER,RANKIN & BRILL LLP          16,517.27           0.00       8,549.15     10,823.87      29,971.52       65,861.81
LITTLER MENDELSON, P.C.                         12,286.42       9,948.95       2,649.95          0.00      16,941.39       41,826.71
MIKE CALAWAY                                     1,000.00           0.00           0.00          0.00           0.00        1,000.00
MOBILE MINI, Inc.                                  272.00           0.00           0.00          0.00           0.00          272.00
NORCAL/San Bernardino, Inc.                          0.00           0.00           0.00          0.00      48,636.30       48,636.30
ODOR CONTROL                                         0.00           0.00           0.00          0.00         967.82          967.82
ONE STOP DISCOUNT AUTO PARTS                        48.56       1,287.58           0.00          0.00           0.00        1,336.14
PACIFIC BELL                                       158.96         137.04           0.00          0.00           0.00          296.00
PBCC                                                 0.00         792.39           0.00          0.00           0.00          792.39
PERFORMANCE POWER SYSTEMS, Inc.                      0.00          34.50           0.00          0.00           0.00           34.50
PORTOSAN COMPANY                                    99.69           0.00           0.00          0.00           0.00           99.69
POWER PLUS                                          48.00           0.00           0.00          0.00           0.00           48.00
PRAXAIR                                             20.80           0.00           0.00          0.00           0.00           20.80
PRINTING SOLUTIONS                                   0.00           0.00           0.00          0.00        -282.42         -282.42

                                   USA BIOMASS
                                A/P AGING SUMMARY
                              AS OF APRIL 30, 2002


                                                Current         1 - 30        31 - 60       61 - 90         > 90           TOTAL
                                               -----------    -----------   ------------   -----------   ------------   ------------
PROVIDENT BANK                                   1,000.00         655.92           0.00          0.00           0.00        1,655.92
PRUDENTIAL SECURITIES INCORPORATED                   0.00           0.00           0.00          0.00         112.01          112.01
QUAD SERVICE, Inc.                               7,426.44         892.98         248.25          0.00           0.00        8,567.67
RAINBOW DISPOSAL/RECYCLING INC.                      0.00           0.00       1,400.00          0.00           0.00        1,400.00
RAUL V. MARTINEZ                                 1,080.53           0.00           0.00          0.00           0.00        1,080.53
RIVERSIDE COUNTY DISTRICT ATTORNEY                   0.00          62.50           0.00          0.00           0.00           62.50
ROAD READY REGISTRATION SVC, INC.                    0.00           0.00          13.00          0.00           0.00           13.00
SAFETY-KLEEN SYSTEMS, INC.                         117.99         117.99           0.00          0.00           0.00          235.98
SAN DIEGO COUNTY                                     0.00       1,784.90           0.00          0.00           0.00        1,784.90
SAN DIEGO COUNTY - DCSS                            539.04           0.00           0.00          0.00           0.00          539.04
SAN DIEGO WELDERS SUPPLY, Inc.                     384.32           0.00           0.00          0.00           0.00          384.32
SCOTTSDALE INSURANCE COMPANY                    22,570.18           0.00           0.00          0.00           0.00       22,570.18
SDGE                                                 0.00          44.28           0.00          0.00           0.00           44.28
SIMPLEXGRINNELL                                      0.00           0.00           0.00      3,127.74           0.00        3,127.74
SOCO GROUP, INC.                                19,775.94      82,928.67           0.00          0.00           0.00      102,704.61
SOUTHERN CALIFORNIA EDISON                           0.00       1,088.53           0.00          0.00           0.00        1,088.53
SOUTHERN CALIFORNIA WATER                            0.00         219.11           0.00          0.00           0.00          219.11
SWERTFEGER'S EQUIPMENT, INC.                     4,000.00           0.00           0.00          0.00           0.00        4,000.00
TEAMSTERS LOCAL NO. 396                            621.00           0.00           0.00          0.00           0.00          621.00
TEAMSTERS LOCAL NO. 542                            918.50           0.00           0.00          0.00           0.00          918.50
TED JOHNSON PROPANE                                153.05           0.00           0.00          0.00           0.00          153.05
THE CIT GROUP                                        0.00       1,700.00           0.00          0.00           0.00        1,700.00
THERMENDOTA                                          0.00           0.00       4,375.00          0.00           0.00        4,375.00
TIERRA VERDE IND.                                    0.00         310.17           0.00          0.00           0.00          310.17
TRIONIX SERVICES                                 8,091.72      27,485.83           0.00          0.00           0.00       35,577.55
UPS                                                  0.00         328.98           0.00          0.00           0.00          328.98
UWS                                                 96.25           0.00           0.00          0.00           0.00           96.25
VERIZON Inglewood                                1,900.68       3,676.83           0.00          0.00           0.00        5,577.51
WASTE MANAGEMENT -1                                389.42           0.00           0.00          0.00           0.00          389.42
WASTE MANAGEMENT -3                                133.07           0.00           0.00          0.00           0.00          133.07
WASTE MANAGEMENT -4                                117.22         117.22           0.00          0.00           0.00          234.44
WASTE MANAGEMENT -8                                202.82         202.82           0.00          0.00           0.00          405.64
WIRELESS EXCHANGE, Inc.                              0.00         375.63       7,625.05      7,657.24           0.00       15,657.92
Y TIRE SALES                                       645.12           0.00           0.00          0.00           0.00          645.12
Y TIRE SALES - Bell Gardens                      6,874.51           0.00           0.00          0.00           0.00        6,874.51
Y TIRE SALES - El Cajon                         14,127.31           0.00           0.00          0.00           0.00       14,127.31

                                   USA BIOMASS
                                A/P AGING SUMMARY
                              AS OF APRIL 30, 2002


                                                Current         1 - 30        31 - 60       61 - 90         > 90           TOTAL
                                               -----------    -----------   ------------   -----------   ------------   ------------
Y TIRE SALES - Fontana                           1,469.16           0.00           0.00          0.00           0.00        1,469.16
                                               -----------    -----------   ------------   -----------   ------------   ------------
TOTAL                                          362,264.91     267,761.05     260,481.18     39,629.50     670,767.94    1,600,904.58
                                               ===========    ===========   ============   ===========   ============   ============

                                   USA BIOMASS
                                   TAXES PAID
                              AS OF APRIL 30, 2002


      Type              Date        Num           Name                       Memo                Disb      Amount        Balance
-----------------    -----------   -------   ---------------   -------------------------------  -------   -----------   ------------
2020-ACCRUED FEDERAL PAYROLL TAXES                                                                                       37,433.25
Check                04/03/2002    WIRE      SANWA BANK                                       -18,712.15                 18,721.10
Check                04/09/2002    WIRE      SANWA BANK                                       -19,044.58                   -323.48
General Journal      04/12/2002    4-102                       RECORD PAYROLL                             18,305.28      17,981.80
General Journal      04/19/2002    4-103                       RECORD PAYROLL                             19,031.65      37,013.45
Check                04/24/2002    WIRE      SANWA BANK                                       -18,183.08                 18,830.37
Check                04/24/2002    WIRE      SANWA BANK                                       -18,924.58                    -94.21
General Journal      04/26/2002    4-104                       RECORD PAYROLL                             18,551.41      18,457.20
General Journal      04/28/2002    4-105                       RECORD PAYROLL                             19,150.06      37,607.26
Check                04/30/2002    WIRE      SANWA BANK                                          -819.08                 36,788.18
Check                04/30/2002    WIRE      SANWA BANK                                       -18,456.97                 18,331.21
                                                                                              ----------------------   ------------
Total 2020-ACCRUED FEDERAL PAYROLL TAXES                                                      -94,140.44  75,038.40      18,331.21
                                                                                              ----------------------   ------------

                                                                                                                         18,331.21
                                                                                                                       ============
2021-ACCRUED STATE PAYROLL TAXES                                                                                        -19,005.52
Check                04/01/2002    1062      EMPLOYMENT DEVELOPMENT DEPT                       -2,908.72                -21,914.24
Check                04/05/2002    1063      EMPLOYMENT DEVELOPMENT DEPT                       -2,945.90                -24,860.14
General Journal      04/12/2002    4-102                       RECORD PAYROLL                              2,761.27     -22,098.87
Check                04/15/2002    1064      EMPLOYMENT DEVELOPMENT DEPT                       -2,761.27                -24,860.14
General Journal      04/19/2002    4-103                       RECORD PAYROLL                              2,785.64     -22,074.50
Check                04/24/2002    1065      EMPLOYMENT DEVELOPMENT DEPT                       -2,782.64                -24,857.14
General Journal      04/26/2002    4-104                       RECORD PAYROLL                              2,726.18     -22,130.96
General Journal      04/28/2002    4-105                       RECORD PAYROLL                              2,797.57     -19,333.39
Check                04/29/2002    1066      EMPLOYMENT DEVELOPMENT DEPT                       -2,726.18                -22,059.57
                                                                                              ----------------------   ------------
Total 2021-ACCRUED STATE PAYROLL TAXES                                                        -14,124.71  11,070.66     -22,059.57
                                                                                              ----------------------   ------------

RIVERSIDE COUNTY TAX COLLECTOR
Bill Pmt -Check      04/09/2002    3458      RIVERSIDE COUNTY TAX COLLECTOR                    -2,795.41
Bill Pmt -Check      04/09/2002    3467      RIVERSIDE COUNTY TAX COLLECTOR                   -10,924.03

LOS ANGELES COUNTY TAX COLLECTOR
Bill Pmt -Check      04/09/2002    3452      LOS ANGELES COUNTY TAX COLLECTOR                  -9,923.80

KENNITH P. & MARILYN MANESS
Bill Pmt -Check      03/29/2002    3394      KENNITH P. & MARILYN MANESS                       -3,313.72